Exhibit 99.1
September 2013 Smith & Wesson Investor Presentation
Confidential, not for redistribution 2 Safe Harbor Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward- looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company's markets and strategies; the Company's vision and mission; potential repurchases of the Company's common stock; anticipated sales, GAAP diluted EPS, and non-GAAP Adjusted EBITDAS for the Company; the opportunities for growth of the Company; the Company's new products and product development; the demand for the Company's products and services; the Company's focus and objectives; and the Company's strategic direction and drivers for future periods. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, the success of new products, the potential for increased regulation of firearms and firearm-related products, and other risks detailed from time to time in the Company's reports filed with the SEC.
3 Confidential, not for redistribution Business Highlights U.S. market leader in firearms with 161 years of rich history Iconic brand with 92% aided awareness* Smith & Wesson(r) Brand = revolver Innovative product portfolio serving broad user groups Revolvers, polymer pistols, metal pistols, concealed carry pistols, bolt action rifles, single shot rifles, modern sporting rifles Diverse sales sources: Consumer: sporting goods, hunting, personal protection, concealed carry Professional: international, law enforcement, government, military Healthy balance sheet - positive net cash Solid, experienced management team Strong strategic direction 1,500 jobs in America - products made in America * Survey respondents who own a firearm and do not intend to purchase in the next 12 months and respondents who intend to purchase a firearm within 12 months, whether or not they are current owners.
Confidential, not for redistribution 4 Vision / Mission Our Vision: The leading firearms manufacturer Our Mission: To allow our employees to design, produce, and market high-quality, innovative firearms that meet the needs and desires of our consumer and professional customers
Confidential, not for redistribution 5 Focus, Simplify, Execute Strategy for growth - underpinned by a focus on firearms Consumer and professional markets Family of brands: Smith & Wesson(r) M&P(r) Thompson/Center Arms(tm) Performance Center(tm) M&P(r) as a brand and product platform: Polymer pistols Operations: Ready to adapt to changing environment Expand capacity and continue strong focus on flexibility Products: Deliver new products that meet needs, wants, and desires of professionals and consumers Sales: Continue to increase market share in handguns
Confidential, not for redistribution 6 Experienced Leadership Team James Debney, President & CEO 20+ years: multinational consumer and business-to- business environments including President of Presto Products Co., a $500 million business unit of Alcoa Consumer Products Jeffrey Buchanan, EVP & CFO 25+ years: private and public company experience in financial management and law; CFO for publicly traded, global manufacturing company; law firm partner; public company board member
Confidential, not for redistribution 7 Experienced Management Team Mario Pasantes _______________ Sr. VP, Marketing and International Sales Alcoa, Inc. Coca-Cola Pillsbury Mark Smith _______________ VP, Manufacturing and Supply Chain Management Alvarez & Marsal Ecolab Robert Cicero ________________ VP, General Counsel, Chief Compliance Officer, and Secretary Chemtura Corp. Shearman & Sterling Morgan Lewis & Bockius Mike Brown _______________ VP, U.S. Sales Camfour, Inc. KPMG International Market Development Strong Global Brands Strategy Customer Development Multi-Site Ops Capacity Expansion MPS/MRP Systems S&OP Mgmt Inventory Mgmt Lean Six Sigma Public Co Leadership Corp Governance Cross-border M&A Global Compliance Finance & Pensions Labor & Employment Multiple Leadership Roles in Hunting & Shooting Sports Industries Sales Strategy Team Development
Confidential, not for redistribution 8 Q1 Fiscal 2014 Highlights (July 31, 2013 - From Continuing Operations) Quarterly sales of $171.0M, +25.8% Y/Y - operated at essentially full capacity for entire quarter Excluding Walther, sales grew 36.4% Gross profit margin 42.6% versus 37.7% one year ago Operating income 28.1% versus 23.0% one year ago Income of $26.5M, or $0.40 per diluted share, versus income of $18.9M, or $0.28 one year ago Includes $0.05 impact of one-time expense related to bond exchange Non-GAAP Adjusted EBITDAS of $55.2M versus $36.1M one year ago - $108.0M in last two quarters Free cash flow of $7.0M in the quarter (includes $12.0M of capex spend) Consumer channel quarterly unit growth +34.2%, excluding Walther M&P(r) pistols and M&P(r) modern sporting rifles remained popular with consumers Increased our manufacturing capacity & outsourcing capabilities Implemented new capital structure to deliver flexibility, increase value to stockholders
Confidential, not for redistribution 9 June 2013 $100M Bond Issuance Company issued $100M of new 5.875% Senior Notes due 2017 June 2013 $100M Buyback Authorized Board of Directors authorized $100M stock buyback August 2013 $75M New Line of Credit Company completed a new revolving line of credit New Capital Structure Company used about 50% of the proceeds to repurchase outstanding 9.5% Senior Notes Total Company Debt is now $100M; Cash balance at end of Q1 was $146.5M Remaining proceeds reserved for stock repurchase program $75M Tender Offer Made at $11.00 - Co bought 1.4M shares for $15.6M $84.4M available for open market purchases After Tender and through 9/4/13, Company purchased 1.8M shares for just over $20M Unlike prior line of credit, this new line is unsecured The new line has an accordion feature: Expandable to $175M
Confidential, not for redistribution 10 Financial Results and Guidance (Fiscal Year Ended April 30 - From Continuing Operations) Actual and Estimated Fiscal Year April 30 Sales (in Millions) Q2FY14: Sales $135.0M - $140.0M GAAP Diluted EPS $0.20 - $0.22 Seasonally slowest quarter - due to planned 2-week summer shutdown Fewer production days due to new ERP - dropped to 50 days from anticipated 58 days Full Fiscal 2014: Sales $610.0M - $620.0M GAAP Diluted EPS $1.30 - $1.35 Average share count at fiscal year end approx. 60.1M Tax rate 36% Capital expenditures approximately $50M *FY2014 Estimate Note: All financial information and guidance reflects information that we provided on September 5, 2013. We are not updating this information to the present date nor does its inclusion constitute a reiteration or modification of this information.
Confidential, not for redistribution 11 Key Strategic Objective: New ERP System ERP: A key strategic objective in optimizing the business A remaining building block that had yet to be completed Company had been operating on a dated, legacy system A new ERP system will allow for scalability and visibility to support future growth SAP system chosen, installed by IBM SAP went live in early Q2 and is operational Conversion impact expected in Q2 More issues than expected on new system Approximately 8 days of production loss - dropped to 50 days from anticipated 58 days Approximately $15M - $20M in lost revenue $2 million conversion-related expenses Major issues addressed - system fine-tuning continues
Confidential, not for redistribution 12 Industry Indicators NICS NICS background checks are conducted at the point of sale, tracked by the FBI, and reported monthly. NSSF adjusts the total to eliminate permit-related checks and other "noise" Adjusted NICS serves as a proxy for consumer sales since Smith & Wesson sells only to federally licensed firearm dealers who must, by law, conduct a background check on every firearm they sell Applies to retail stores, gun shows, anywhere an FFL sells a firearm FET Data Federal Excise Tax collection on manufacturing sales values NSSF translates into manufacturer's sales Lagging data
Confidential, not for redistribution 13 Source National Shooting Sports Foundation (NSSF) Adjusted NICS. NSSF adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases. NSSF adjusted NICS data provides a more accurate picture of market conditions. Adjusted NICS Through August 2013 96 of the past 120 months show year-over-year adjusted NICS increases Of those 120 months, only 20 show adjusted NICS of over 1 million August 2013 was one of those top 20 months "Background checks" indicate continued seasonal firearm sales trend
Confidential, not for redistribution 14 Industry: Growth in Handguns, Long Guns, Permit Checks (CHART)

Industry Shipments of Handguns and Long Through Q1 CY2013



Total Handguns & Long Guns
(in Millions)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2008
2009
2010
2011
2012
2013
+ 32%
Q4
Q3
Q2
Q1
Total Handguns
+ 12%
Total Long Guns*
+ 55%

*Source: Federal Excise Tax collections on manufacturing sales value as translated sales by National Shooting Sports Foundation. Long guns include all rifles, shotguns, and muzzle loaders.

Smith&Wesson

15

U.S. Consumer Firearms Market* U.S. Consumer Firearms Market* 16 *According to 2011 reports by the U.S. Bureau of Alcohol, Tobacco, Firearms and Explosives ("ATF"), the U.S. firearm manufacturing industry has grown at a compound annual growth rate in units of 12% from 2006 through 2011. SWHC market sizes and market share percentages are the company's estimates as outlined in its Form 10-K for the year ended April 30, 2013.
Confidential, not for redistribution 17 Consumer Market - U.S. Focus on consumer trends: Concealed Carry, Personal Protection, Recreation NSSF Survey, April 2013 Of those who have been sport shooting in 2012, 20% were new to shooting within past 5 years That included 11% who just began shooting in 2012 First purchase drivers: home defense (87.3%), self-defense (76.5%), shooting with family/friends (73.2%) Women particularly focused on defense and self-sufficiency Take Market Share: Polymer Pistol Unit Growth Maintain Robust New Product Pipeline Leverage Higher Performance Standards from Professional Markets Professional Market Law Enforcement / Federal Government International - large orders, e.g., Belgium, Australia, Canada, Puerto Rico Military - M9 pistol replacement opportunity SWHC: Firearms Growth Drivers
Confidential, not for redistribution 18 Pistols Driving Growth in Handguns Pistols now represent over 85% of units sold Pistols now represent over 85% of units sold Pistols now represent over 85% of units sold Source: BATF and U.S. Intl Trade Commission, includes U.S. manufacture plus imports, excludes exports
Confidential, not for redistribution 19 Industry: Pistols vs. Revolvers Pistols and revolvers have different attributes, but pistols are preferred by both professionals and consumers Pistol advantages versus revolvers: Ergonomics/comfort High tech/cutting edge Modern shape Trigger pull Capacity Safety features Revolver advantages versus pistols: Slightly better for beginners Easy maintenance Reliability Source: 12/10 Strategic Platform and Extendibility Study
Confidential, not for redistribution 20 Major Focus: M&P(r) Pistol Growth Current Situation: Pistols are more than 85% of handguns sold Compact/slim and full-size polymer pistols are increasing in popularity M&P(r) polymer pistols are highly sought after by professionals and consumers - especially M&P(r) Shield(tm) Our Focus: Grow M&P(r) pistol market share: Understand consumer better than competition and market to facilitate share gain Intelligently increase capacity Make it easier for dealers to support the M&P(r) platform: Strong merchandising and store programs Armorer's Training and On-The-Hip Program New CONNECT(tm) retail associate incentive program Communicate directly with consumers to drive brand/product awareness
Key element in our go-to-market strategy Retail associate incentive rewards program Intuitive graphic interface, easy to use & register sales Points never expire, and are transportable Extensive catalog of products & experiences, including select S&W, M&P, and T/C firearms Two-way dialogue opportunity with retail associates Ability to quickly assess market conditions through surveys, and communicate key product initiatives 21
M&P(r) Advertising: Communicating Directly with the Consumer 22 Welcome To The Closest Bond Yet Between Hand and Gun Numerous Features. Not One You'll Have To Think About
Confidential, not for redistribution 23 M&P(r) - Proven Performance M&P(r) - Proven Performance Strong & Marketable Differences
Confidential, not for redistribution 24 The M&P(r) Shield(tm) Designed to meet the demand for personal protection and concealed carry, the M&P(r) Shield features: Powerful 9mm or .40 S&W calibers Lightweight, slim one-inch profile for comfortable carry Compact overall length of 6.1" M&P(r) proven ergonomic design Thumb safety Includes two magazines, standard and +1 Coordinated launch included availability of holsters, lasers, and other accessories
Confidential, not for redistribution 25 Our Strategic Direction Grow sales and increase profitability Optimize manufacturing capacity Add flexible capacity, internally and externally Focus on M&P(r) pistols and conceal carry products Financial model Quarterly gross margins in the range of 37% - 41% Quarterly operating margins in the range of 20% - 25% Maintain robust new product pipeline Launch new products strategically Leverage existing product portfolio Leverage balance sheet: Invest in firearm business Buy back stock
September 2013 Smith & Wesson Investor Presentation